UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2012


                       ENVISION SOLAR INTERNATIONAL, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                       333-147104                26-1342810
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583


         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
--------------------------------------------------------------

     On July 25, 2012, the Company conducted an Annual Meeting of its Shareholders at its corporate offices at 7675 Dagget Street, Suite 150, San Diego, California, 92111. At the Annual Meeting of the Shareholders, the shareholders were asked to consider and vote upon the following proposals:

     1. The election of four members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The following persons were nominated to be directors of the Company: Robert Noble, Chairman, Jay S. Potter, John Evey and Desmond Wheatley.

     2.   Ratification  of the 2011  Stock  Incentive  Plan  for the  Directors,
          Officers,   Employees   and  Key   Consultants   of   Envision   Solar
          International, Inc.

     3. Ratification of the appointment of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

     A quorum of shareholders was present at the meeting in person or by proxy. Based on the completed count of votes by the Inspector of Election for the shareholder meeting, the following shareholder vote was made for the following proposals with the following voting results:

     1. PROPOSAL ONE: To elect a Board of up to four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The nominees were Robert Noble, Jay
S. Potter, John Evey and Desmond Wheatley.

                                   FOR           WITHHELD       BROKER NON-VOTES
                                ----------      ---------       ----------------
         Robert Noble:          22,317,435        874,144           9,906,894
         Jay S. Potter:         21,983,518      1,208,061           9,906,894
         John Evey:             22,317,320        874,259           9,906,894
         Desmond Wheatley:      22,314,685        876,894           9,906,894


     2. PROPOSAL TWO: To ratify the adoption of the 2011 Stock Incentive Plan for the Directors, Officers, Employees and Key Consultants of Envision Solar International, Inc.

             FOR               AGAINST           WITHHELD       BROKER NON-VOTES
         ----------           ---------          --------       ----------------
         21,281,593           1,615,232           294,754           9,906,894


     3. PROPOSAL THREE: To ratify the appointment of Salberg & Company, P.A. as independent registered public accountants for the fiscal year ending December 31, 2012.

             FOR               AGAINST           WITHHELD       BROKER NON-VOTES
         ----------           ---------          --------       ----------------
         32,703,090             189,013           206,370             n/a


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      ENVISION SOLAR INTERNATIONAL, INC.


July 29, 2012                         By: /s/ Desmond Wheatley
                                      -----------------------------------------
                                      DESMOND WHEATLEY, CHIEF EXECUTIVE OFFICER








































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